UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X] Preliminary Information Statement

[   ] Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(21))

[   ] Definitive Information Statement

NEW ERA MARKETING, INC.

(Name of Registrant as Specified In Its Charter)

We are not asking you for a proxy and you are requested to not send a proxy.

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[X] No fee required

[ ]		Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

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[ ]		Fee paid previously with preliminary materials.

[ ]		Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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NEW ERA MARKETING, INC.
927 Lincoln Road, Suite 200
Miami, FL 33139

NOTICE OF STOCKHOLDER ACTION TO BE TAKEN
PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS
____________________

WE ARE NOT ASKING YOU FOR A PROXY
AND
YOU ARE REQUESTED NOT TO SEND US A PROXY
____________________

INTRODUCTION

This notice and information statement (the “Information Statement”) was mailed on or about January __, 2007 to the stockholders of record, as of December __, 2006, of New Era Marketing, Inc., a Nevada corporation (the “Company” ) pursuant to Section 14(c) of the Exchange Act to inform the stockholders that stockholders owning a majority of the shares of common stock of the Company executed a written consent dated December __, 2006 providing for an amendment to the Company’s Articles of Incorporation changing its name to “Fearless International, Inc.”

Stockholders representing a majority of our issued and outstanding shares of common stock have consented in writing to the action to be taken. Accordingly, your approval is not required and is not being sought.

Please read this notice carefully. It describes the change in the Company’s name and contains certain related information. Additional information about the Company is contained in its current and periodic reports filed with the United States Securities and Exchange Commission (the “Commission”). These reports, their accompanying exhibits and other documents filed with the Commission may be inspected without charge at the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material may also be obtained from the Commission at prescribed rates. The Commission also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the Commission. Copies of these reports may be obtained from the Commission’s EDGAR archives at http://www.sec.gov/index.htm.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the name change cannot become effective until twenty (20) days after the date this Information Statement is mailed to the Company’s stockholders. We anticipate that the amendment will become effective on or after January __, 2007.

The principal executive office of the Company is located at 927 Lincoln Road, Suite 200, Miami, FL 33139. The Company's telephone number at such location is (305) 674-1511.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

PRELIMINARY INFORMATION STATEMENT
PURSUANT TO SECTION 14 OF THE SECURITIES AND EXCHANGE ACT OF 1934,
AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER
____________________

This Information Statement is being mailed to inform the stockholders of action taken without a meeting upon the written consent of the holders of a majority of the outstanding shares of the common stock of the Company.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL

This Information Statement has been filed with the Securities and Exchange Commission (the “Commission”) and is being furnished to the holders of the outstanding shares of common stock, par value $0.001, of New Era Marketing, Inc., a Nevada corporation (the “Company”). The purpose of this Information Statement is to provide notice that a majority of the Company's stockholders, have, by written consent, approved of an amendment to the Company’s Articles of Incorporation to change its name from “New Era Marketing, Inc.” to “Fearless International, Inc.” (the “Name Change”).

This Information Statement will be mailed on or about January __, 2007 to those persons who were stockholders of the Company as of the close of business on December __, 2006 (the “Record Date”). The Name Change is expected to become effective on or about January __, 2007. The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing.

As a majority of the Company's stockholders have already approved of the Name Change by written consent, the Company is not seeking approval for the Name Change from any of the Company's remaining stockholders, and the Company's remaining stockholders will not be given an opportunity to vote on the Name Change. All necessary corporate approvals have been obtained, and this Information Statement is being furnished solely for the purpose of providing advance notice to the Company's stockholders of the Name Change as required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”)

ACTION TAKEN BY WRITTEN CONSENT

The board of directors of the Company has not acted in connection with the Name Change. Under the Company’s By-laws, absent action taken by the board of directors, the record date for an action in writing by the majority shareholders is the day such action was consented to; consequently, the Record Date for purposes hereof is December __, 2006. As of the Record Date, the majority stockholders who voted for the Name Change held an aggregate of __________ shares of the Company's outstanding common stock, being equal to ___% of the number of shares then outstanding.

Pursuant to Section 78.390 of the Nevada Revised Statutes (the “NRS”), the approval of a majority of the Company's voting power is required in order to effect the Name Change. Section 78.320(2) of the NRS eliminates the need to hold a special meeting of the Company's stockholders to approve the Name Change by providing that, unless the Company's Articles of Incorporation or Bylaws state otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent is signed by stockholders holding at least a majority of the Company's voting power. Neither the Articles of Incorporation or the Bylaws of the Company state otherwise.

EXPECTED DATE FOR EFFECTING THE NAME CHANGE

Under Section 14(c) of the Exchange Act and Rule 14c-2 promulgated thereunder, the Name Change cannot be effected until 20 days after the date this Information Statement is sent to the Company’s stockholders. This Information Statement will be sent on or about January __, 2007 (the “Mailing Date”) to the stockholders of the Company as of the Record Date.

The Company expects to effect the Name Change by filing a Certificate of Amendment with the Nevada Secretary of State approximately 20 days after the Mailing Date. The effective date of the Name Change is expected to be January __, 2007 (the “Effective Date”).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of the Record Date, with respect to the beneficial ownership of our common stock by each: (i) holder of more than five percent (5%) of the outstanding shares of our common stock; (ii) our officers and directors; and (iii) all our officers and directors as a group. As of the Record Date, there were 57,100,000 shares of common stock outstanding. The Company's common stock constitutes the sole outstanding class of voting securities of the Company. Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders. The address of each of the named persons is care of New Era Marketing, Inc., 927 Lincoln Road, Suite 200, Miami, Florida 33139.

		Percentage
Name And Address	Shares Beneficially Owned (1)	Beneficially Owned

Jeffrey I. Binder (2)	7,997,400	14%

Charles W. De Angelo	2,497,500	4.37%

Carol A. Stephan	0	- - -

Gary R. Fears Trust (3)	10,910,700	19.11%

Joseph MacKenzie	12,100,000	21.19%

All officers and directors as a group (4 persons)	22,594,900	39.57%

(1) Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of our common stock beneficially owned by them. A person is deemed to be the beneficial owner of securities which may be acquired by such person within 60 days from the date on which beneficial ownership is to be determined, upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not those held by any other person) and which are exercisable within such 60 day period, have been exercised.

(2) Consists of 5,499,900 shares of our common stock directly held by Mr. Binder and 2,497,500 shares of our common stock indirectly held by Mr. Binder through JeMJ Financial Services, Inc., an entity in which Mr. Binder holds shared voting and dispositive power with his wife Dr. Rosalie Binder.

(3) The trustee of the Gary R. Fears Trust (the “Trust”) is Mr. Gary Fears. In such capacity, Mr. Fears holds sole voting and dispositive power over the shares of our common stock held by the Trust.

AMENDMENT OF THE COMPANY'S ARTICLES
OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY

A Certificate of Amendment to the Company's Articles of Incorporation is expected to be filed with the Nevada Secretary of State with respect to the Name Change 20 days after the date this Information Statement is sent to the Company's stockholders. The Effective Date of the Name Change is expected to be January __, 2007.

DISSENTER'S RIGHTS OF APPRAISAL

The Nevada Revised Statutes do not provide for dissenter's rights in connection with the proposed amendment to our Articles of Incorporation.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendment to our Articles of Incorporation, which is not shared by all other stockholders.

FORWARD-LOOKING STATEMENTS

This Information Statement contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, demand and acceptance of services, changes in governmental policies and regulations, economic conditions, the impact of competition and pricing, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission. All such forward-looking statements, whether written or oral, and whether made by or on behalf of New Era Marketing, Inc., are expressly qualified by these cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, New Era Marketing, Inc. disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are also available to the public at the Internet site maintained by the SEC at http://www.sec.gov.

You should rely only on the information contained in, or incorporated by reference as an Annex to, this Information Statement. We have not authorized anyone else to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than January __, 2007, or such earlier date as is expressly set forth herein.

Dated: January ___, 2007

By Consent of the Majority Stockholders

Jeffrey Binder
Chief Executive Officer